UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                             ________________


                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                             ________________


     Date of Report (DATE OF EARLIEST EVENT REPORTED) August 14, 2000


                          GRANT GEOPHYSICAL, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Delaware
  (STATE  OR OTHER             333-89863*             76-0548468
    JURISDICTION            (COMMISSION FILE        (IRS EMPLOYER
  OF INCORPORATION)              NUMBER)          IDENTIFICATION NO.)


                16850 Park Row                      77084
                Houston, Texas                   (ZIP CODE)
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                              (281) 398-9503
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




* The Commission file number refers to a Form S-1 registration statement filed by the registrant under the Securities Act of 1933, which became effective January 12, 2000.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (A) On August 14, 2000, Grant Geophysical, Inc. (the "Company") was informed by PricewaterhouseCoopers LLP ("PWC") that PWC had resigned as the Company's independent auditors.

     (B) PWC'S reports on the Company's consolidated financial statements for the two fiscal years ended December 31, 1998 and 1999, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     (C) The Company's Audit Committee did not participate in, or approve, the decision to change independent auditors as the change was due to PWC's resignation.

     (D) During the Company's two fiscal years ended December 31, 1999 and through August 14, 2000, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

     (E) During the Company's two fiscal years ended December 31, 1999 and through August 14, 2000, there were no other "Reportable Events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "Reportable Event" means any of the items listed in paragraphs (A)(1)(v)(A)-(D) of item 304 of Regulation S-K.

     (F) The Company has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 21, 2000, is attached hereto as Exhibit 16.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.


        16 Letter, dated August 21, 2000, from PWC to the Securities and Exchange Commission.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              GRANT GEOPHYSICAL, INC.


                              By:   /s/ William H. Freeman
                                 -----------------------------
                                      William H. Freeman
                                            Treasurer



Date: August 21, 2000